EXHIBIT 31.2

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ricardo Bernardes, certify that:

1. I have reviewed this Amendment No. 1 to the annual report on Form 10-K of California Steel Industries, Inc. (the “Registrant”) filed on March 27, 2006; and

2. Based on my knowledge, this Amendment No. 1 to the annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 12, 2006

By:	/s/ Ricardo Bernardes
Ricardo Bernardes,
Executive Vice President and Chief Financial Officer